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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 MAY 22, 2002

                                MAIL-WELL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

         1-12551                                       84-1250533
(Commission File Number)                  (IRS Employer Identification Number)

                 8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
              (Address of principal executive offices) (Zip Code)

                                 303-790-8023
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.


Please see the press release attached as Exhibit 99.1 regarding the company's divestiture of its Label division for $75 million in cash.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mail-Well, Inc.
                                            ---------------
                                              (Registrant)


                                            By: /s/ Michel P. Salbaing
                                                ----------------------------
                                                Michel P. Salbaing
                                                Sr. Vice President and CFO
Date:  May 22, 2002

                                EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

99.1         Press Release, dated May 22, 2002.